UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7606

Nuveen Connecticut Premium Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN
Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
May 31, 2013

Nuveen Connecticut Premium Income Municipal Fund
NTC

Nuveen Massachusetts Premium Income Municipal Fund
NMT

Nuveen Massachusetts Dividend Advantage Municipal Fund
NMB

Nuveen Massachusetts AMT-Free Municipal Income Fund
NGX

May

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	11

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	16

Shareholder Meeting Report	20

Report of Independent Registered Public Accounting Firm	22

Portfolios of Investments	23

Statement of Assets and Liabilities	44

Statement of Operations	45

Statement of Changes in Net Assets	46

Statement of Cash Flows	48

Financial Highlights	50

Notes to Financial Statements	56

Board Members & Officers	68

Annual Investment Management Agreement Approval Process	73

Reinvest Automatically, Easily and Conveniently	81

Glossary of Terms Used in this Report	83

Additional Fund Information	87

Chairman’s
Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner
Chairman of the Board
July 23, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Connecticut Premium Income Municipal Fund (NTC)
Nuveen Massachusetts Premium Income Municipal Fund (NMT)
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX)

Portfolio manager Michael Hamilton reviews economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of these four Nuveen Funds. Michael assumed portfolio management responsibility for the Connecticut and Massachusetts Funds in 2011.

FUND REORGANIZATIONS

Effective before the opening of business on July 9, 2012, certain Connecticut Funds were reorganized into the one, larger-state Connecticut Fund included in this report as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
Nuveen Connecticut Dividend Advantage Municipal Fund	NFC	Nuveen Connecticut Premium Income Municipal Fund	NTC
Nuveen Connecticut Dividend Advantage Municipal Fund 2	NGK
Nuveen Connecticut Dividend Advantage Municipal Fund 3	NGO

On May 23, 2013, the Funds’ Board of Trustees approved a series of reorganizations for the Massachusetts Funds included in this report. The reorganizations are intended to create one, larger-state Massachusetts Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
• Nuveen Massachusetts Dividend	NMB	Nuveen Massachusetts Premium	NMT
Advantage Municipal Fund		Income Municipal Fund
• Nuveen Massachusetts AMT-Free	NGX
Municipal Income Fund
The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings later this year.

Upon the closing of a reorganization, the Acquired Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Acquired Fund. The Acquired Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Acquired Fund become shareholders of the Acquiring Fund. Holders of common shares receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which equal the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders are entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Fund receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for MTP Shares of the Acquired Fund held immediately prior to the reorganizations.

What factors affected the U.S. economy and the national municipal bond market during the twelvemonth period ended May 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. However, at its June 2013 meeting (subsequent to the end of this reporting period), the Central Bank indicated that downside risks to the economy had diminished since the fall of 2012. Although the Fed made no changes to its highly accommodative monetary policies at the June meeting, Chairman Bernanke’s remarks afterward indicated the Central Bank could slow the pace of its bond buying program later this year if the economy continues to improve.

As measured by gross domestic product (GDP), the U.S. economy grew at an annualized rate of 1.8% in the first quarter of 2013, compared with 0.4% for the fourth quarter of 2012, continuing the pattern of positive economic growth for the 15th consecutive quarter. The Consumer Price Index (CPI) rose 1.4% year-over-year as of May 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued to slowly show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of May 2013, the national unemployment rate was 7.6%, down from 8.2% a year ago. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended April 2013 (most recent data available at the time this report was prepared). This marked the largest twelve-month percentage gain for the index since 2006.

However, the outlook for the U.S. economy continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

6	Nuveen Investments

Municipal bond prices generally rallied nationally during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. However, the market also encountered some additional volatility generated by the political environment, particularly the fiscal cliff at the end of 2012 and the approach of federal tax season. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. At the state level, state governments in aggregate appeared to have made good progress in dealing with budget issues. On the revenue side, state tax collections have grown for 13 straight quarters, exceeding pre-recession levels beginning in September 2011, while on the expense side, the states made headway in cutting and controlling costs. The current low level of municipal issuance reflects the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this period, we continued to see municipal yields remain relatively low. Borrowers seeking to take advantage of the low rate environment sparked an increase in refunding activity, with approximately 50% of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended May 31, 2013, municipal bond issuance nationwide totaled $376 billion, an increase of 5.2% over the issuance for the twelve-month period ended May 31, 2012. As previously mentioned, the majority of this supply was attributable to refunding issues, rather than new money issuance. During this reporting period, demand for municipal bonds remained very strong, especially from individual investors, but also from mutual funds, banks and insurance companies.

How were the economic and market conditions in Connecticut and Massachusetts during this reporting period?

The Connecticut economy stalled in 2012 and, as of period end, has continued to lag the national recovery. Weak export growth to Europe and cutbacks in the financial sector are cited as reasons for the weakness. As of May 2013, Connecticut’s unemployment rate was 8.0% and remains slightly above the national rate of 7.6%. Connecticut has a high number of defense-related industries that could be vulnerable to cuts in federal defense spending. In May 2011, Connecticut enacted its current biennial budget for the 2012 and 2013 fiscal years. This budget raised the state’s top income tax rate from 6.5% to 6.7%, increased the state sales tax from 6% to 6.35% and raised a host of other taxes as well. The new budget also relied on expenditure reductions, which included concessions from the state’s public service unions. Approximately $5.5 billion in Connecticut municipal bonds were issued during the twelve-months ended May 31, 2013, a 10.5% year-over-year decrease. At period end, the state held credit ratings of Aa3 and AA from Moody’s and S&P, respectively. Moody’s downgraded the state’s rating from Aa2 to Aa3 on January 20, 2012, citing its depleted reserves and high debt burden.

Massachusetts enjoys a highly diverse economy. Bolstered by significant levels of employment in the relatively stable education and health care industries, the state’s economic downturn was milder than that of the nation as a whole. According to Moody’s Analytics, Massachusetts continues to experience a stronger than average economic recovery, with biotechnology, pharmaceuticals and software development being particular bright spots. Payrolls in the state have been expanding since January 2010, and Massachusetts’ May 2013 unemployment rate of 6.6% was well below the national average of 7.6%. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in

Nuveen Investments	7

Boston rose 8.1% over the twelve months ended April 2013 (most recent data available at the time this report was prepared), compared with a 12.1% rise in home prices nationally. On January 23, 2013, the governor presented his proposed $34.8 billion fiscal 2014 budget. It is 7.1% larger than the adopted fiscal 2013 budget and calls for a restructuring of taxes in Massachusetts. The new budget proposes a hike in the state income tax from 5.25% to 6.25%, a reduction in the state sales tax from 6.25% to 4.5%, and a $1-per-pack increase in the state’s cigarette tax. For the twelve months ended May 31, 2013, Massachusetts’ tax-exempt bond supply totaled $9.2 billion, up 6.3% from May 2012. At period end, Massachusetts maintained credit ratings of Aa1 and AA+ from Moody’s and S&P, respectively.

What key strategies were used to manage these Funds during the twelve-month reporting period ended May 31, 2013?

During this reporting period, municipal bond prices generally rallied, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. However, the municipal market also encountered some additional volatility generated by the political environment, particularly the “fiscal cliff” at the end of 2012 and the approach of federal tax season. Although the total volume of tax-exempt supply improved, the issuance pattern remained light compared with long-term historical trends. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve. During this period, we saw an increased number of borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately 50% of new municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term. During this reporting period, the Connecticut and Massachusetts Funds found value in a variety of sectors, closely watching the market to take advantage of attractive opportunities as they became available.

In general during this reporting period, we emphasized bonds with longer maturities. The purchase of longer maturity bonds helped to extend the Funds’ durations, provided additional protection for their duration and yield curve positioning and enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve. We also purchased lower rated bonds when we found opportunities, as we believed these bonds continued to offer relative value. Our opportunities were somewhat constrained by the structure of bonds typically issued as part of refinancing deals, which tended to be characterized by shorter maturities and higher quality.

Cash for new purchases during this period was generated primarily by the proceeds from an increased number of bond calls resulting from the growth in refinancings, especially in NTC. The elevated number of bond calls provided a meaningful source of liquidity, which drove much of our activity during this period as we worked to redeploy these proceeds, as well as those from maturing bonds, to keep the Funds fully invested and support their income streams. In all the Funds, we did not engage in any active selling, due to the fact that the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

8	Nuveen Investments

Across the four Funds we found opportunities to purchase bonds in the secondary market in small pieces that were already held in the portfolio, in the higher education and hospital sectors. In the Massachusetts Funds we added to issuers such as Northeastern University, Tufts University and Wheaton College. A position in Boston University was also added to the Massachusetts Funds from the primary market. The Massachusetts Funds also added to the pollution control industrial revenue sector, specifically Covanta Energy. NTC added positions across the credit sector spectrum, including hospital, higher education and state and local general obligation.

As of May 31, 2013, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended May 31, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the Funds for the one-year, five-year and ten-year periods ended May 31, 2013. Each Fund’s total returns are compared with performance of a corresponding market index and Lipper classification average.

For the twelve-months ended May 31, 2013, the cumulative returns on common share net asset value (NAV) for all of the Funds exceeded the returns for their respective state’s S&P Municipal Bond Index, except NGX which underperformed its S&P Index. For the same period, the Funds underperformed the average return for the Lipper Other States Municipal Debt Funds Classification Average. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation.

During the reporting period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, municipal bonds at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. To varying degrees, duration and yield curve positioning was a net positive contributor to the performance, with the exception of NGX. In general, the greater a Fund’s exposure to the outperforming longer parts of the curve during this period, the greater the positive impact on the Fund’s return. NTC was the most advantageously positioned in terms of duration and yield curve, with longer durations and better exposure to the segments of the municipal yield curve that performed best. NMT and NMB also benefited from being overweight in the outperforming longer end of the curve, but that was somewhat offset by an overweight to the shorter end of the yield curve as well. With a shorter effective duration, NGX’s duration and yield curve positioning detracted from performance. Over the last several years, the Fund’s duration had shortened as its holdings matured or were called from its portfolio and the lack of new insured issuance made it very difficult to replace those holdings with longer insured bonds that would maintain or extend NGX’s duration. With the Fund’s investment policy change from insured to non-insured status in May 2012, we continue to give NGX better access to the longer segments of the yield curve.

Nuveen Investments	9

Credit exposure was another factor in the Funds’ performance during this reporting period, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, the Funds generally benefited from their holdings of lower rated credits. The Massachusetts Funds were helped by their larger allocation of bonds rated A, BBB and lower rated. On the other hand, NTC was overweight AAA-rated which detracted from its performance for the period, but was underweight AA-rated which helped performance.

During this reporting period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included health care (together with nursing homes) in NGX. Although the housing sector performed well during the reporting period, individual holdings within the housing sector detracted from performance in both NMT and NMB, as our holdings on the higher yielding multi-family housing component had shorter durations than the index.

In contrast, bonds that had been previously pre-refunded, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. NTC was overweight pre-refunded bonds, which detracted from its performance. General obligation (GO) bonds also lagged the performance of the general municipal market for this period. NGX was underweighted in state GOs, which benefited performance.

Shareholders also should be aware of issues impacting some of the Funds’ non-state holdings. In December 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1 based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels and structural budget gaps. In addition, during July 2012, bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues. In addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. During the reporting period, Puerto Rico paper generally underperformed the market as whole. Because most of our holdings were the COFINA bonds, the overall impact on performance was minimal, differing from Fund to Fund in line with the type and amount of its holdings. As we continue to emphasize Puerto Rico’s stronger credits, we view the COFINA bonds as potentially long-term holdings and note that the commonwealth recently introduced various sales tax initiatives aimed at improving future collections.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of NMB, but detracted modestly from the performance of NTC, NMT and NGX over this reporting period.

As of May 31, 2013, the Funds’ percentages of effective and regulatory leverage are shown in the accompanying table.

	Effective		Regulatory
	Leverage	*	Leverage	*
NTC	37.11%		32.39%
NMT	37.84%		33.65%
NMB	36.84%		33.10%
NGX	37.65%		35.75%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “40 Act Leverage” and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	11

THE FUNDS’ REGULATORY LEVERAGE

As of May 31, 2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares as shown in the accompanying table.

			MTP Shares
			Issued at	Annual	NYSE/NYSE
Fund	Series		Liquidation Value	Interest Rate	MKT Ticker
Connecticut
NTC	2015		$18,300,000	2.65%	NTC PRC
	2016		$17,780,000	2.55%	NTC PRD
	2015	*	$20,470,000	2.60%	NTC PRE
	2015-1	*	$16,950,000	2.60%	NTC PRF
	2015-1	*	$32,000,000	2.65%	NTC PRG
Massachusetts
NMT	2015		$20,210,000	2.65%	NMT PRC
	2016		$16,435,000	2.75%	NMT PRD

NMB	2015		$14,725,000	2.60%	NMB PRC

NGX	2015		$22,075,000	2.65%	NGX PRC

*	MTP Shares issued in connection with the reorganization.

Refer to Notes to Financial Statements, Footnote 1— General Information and Significant Accounting Policies for further details on MTP Shares.

12	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

During the current reporting period ended May 31, 2013, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NTC	NMT	NMB	NGX
June	$0.0590	$0.0590	$0.0570	$0.0495
July	0.0590	0.0590	0.0570	0.0495
August	0.0590	0.0590	0.0570	0.0495
September	0.0590	0.0590	0.0570	0.0495
October	0.0590	0.0590	0.0570	0.0495
November	0.0590	0.0590	0.0570	0.0495
December	0.0570	0.0590	0.0570	0.0480
January	0.0570	0.0590	0.0570	0.0480
February	0.0570	0.0590	0.0570	0.0480
March	0.0570	0.0555	0.0540	0.0480
April	0.0570	0.0555	0.0540	0.0480
May	0.0570	0.0555	0.0540	0.0480

Long-Term Capital Gain**	$0.0054	$0.0513	—	—
Short-Term Capital Gain**	$0.0012	—	—	—
Ordinary Income Distribution**	—	$0.0087	—	—

Market Yield***	5.01%	4.88%	4.76%	4.47%
Taxable-Equivalent Yield***	7.40%	7.16%	6.98%	6.55%

**	Distribution paid in December 2012.

***
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 32.3% and 31.8% for Connecticut and Massachusetts, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Investments	13

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2013, NTC, NMT and NMB had a positive UNII balance for both tax and financial reporting purposes, while NGX had positive UNII balances for tax purposes and negative UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES

Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding common shares.

COMMON SHARE OTHER INFORMATION

As of May 31, 2013, and during the current reporting period, the Funds’ Common share prices were trading at a premium/(discount) to their Common share NAVs as shown in the accompanying table.

	NTC	NMT	NMB	NGX
Common Share NAV	$15.00	$15.12	$15.14	$14.55
Common Share Price	$13.65	$13.64	$13.62	$12.90
Premium/(Discount) to NAV	-9.00%	-9.79%	-10.04%	-11.34%
12-Month Average Premium/(Discount) to NAV	-6.86%	-1.66%	-2.49%	-4.07%

14	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Nuveen Investments	15

Nuveen Connecticut Premium Income Municipal Fund (NTC)
Performance Overview and Holding Summaries as of May 31, 2013

Average Annual Total Returns as of May 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NTC at Common Share NAV	2.35%	6.13%	4.98%
NTC at Common Share Price	1.02%	4.70%	3.09%
S&P Municipal Bond Connecticut Index	2.15%	4.59%	4.02%
S&P Municipal Bond Index	3.62%	5.71%	4.80%
Lipper Other States Municipal Debt Funds Classification Average	4.17%	7.02%	5.43%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Education and Civic Organizations	24.0%
Health Care	21.3%
Tax Obligation/Limited	15.2%
Tax Obligation/General	11.3%
Water and Sewer	7.7%
Utilities	6.4%
Other	14.1%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	18.7%
AA	34.6%
A	23.5%
BBB	9.6%
BB or Lower	2.4%
N/R	9.6%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

16	Nuveen Investments

Nuveen Massachusetts Premium Income Municipal Fund (NMT)
Performance Overview and Holding Summaries as of May 31, 2013

Average Annual Total Returns as of May 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NMT at Common Share NAV	2.81%	6.85%	5.39%
NMT at Common Share Price	-5.18%	5.80%	3.38%
S&P Municipal Bond Massachusetts Index	2.28%	5.49%	4.69%
S&P Municipal Bond Index	3.62%	5.71%	4.80%
Lipper Other States Municipal Debt Funds Classification Average	4.17%	7.02%	5.43%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Education and Civic Organizations	22.9%
Health Care	18.3%
U.S. Guaranteed	13.9%
Tax Obligation/Limited	12.5%
Tax Obligation/General	11.3%
Transportation	6.0%
Water and Sewer	4.2%
Other	10.9%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	18.5%
AA	35.6%
A	30.5%
BBB	6.3%
BB or Lower	3.6%
N/R	3.9%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	17

Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
Performance Overview and Holding Summaries as of May 31, 2013

Average Annual Total Returns as of May 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NMB at Common Share NAV	3.21%	6.52%	5.19%
NMB at Common Share Price	-2.71%	4.07%	3.75%
S&P Municipal Bond Massachusetts Index	2.28%	5.49%	4.69%
S&P Municipal Bond Index	3.62%	5.71%	4.80%
Lipper Other States Municipal Debt Funds Classification Average	4.17%	7.02%	5.43%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Education and Civic Organizations	32.9%
Health Care	19.1%
Tax Obligation/Limited	11.6%
Tax Obligation/General	9.1%
U.S. Guaranteed	9.0%
Housing/Multifamily	4.7%
Other	13.6%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	12.1%
AA	33.5%
A	32.9%
BBB	8.8%
BB or Lower	4.1%
N/R	7.2%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

18	Nuveen Investments

Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX)
Performance Overview and Holding Summaries as of May 31, 2013

Average Annual Total Returns as of May 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NGX at Common Share NAV	1.55%	5.30%	4.57%
NGX at Common Share Price	-12.66%	3.11%	2.96%
S&P Municipal Bond Massachusetts Index	2.28%	5.49%	4.69%
S&P Municipal Bond Index	3.62%	5.71%	4.80%
Lipper Other States Municipal Debt Funds Classification Average	4.17%	7.02%	5.43%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Education and Civic Organizations	19.3%
Tax Obligation/Limited	16.6%
Health Care	13.2%
U.S. Guaranteed	11.0%
Tax Obligation/General	10.0%
Water and Sewer	8.6%
Utilities	5.5%
Housing/Multifamily	5.4%
Other	10.4%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	13.3%
AA	40.9%
A	35.7%
BBB	6.4%
BB or Lower	2.2%

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	19

NTC	Shareholder Meeting Report
NMT
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 14, 2012; at this meeting the shareholders were asked to vote on the election of Board Members, to approve the elimination of the fundamental policies relating to the Fund’s ability to make loans and to approve the new fundamental policy relating to the Fund’s ability to make loans. The meeting was subsequently adjourned to December 14, 2012. The meeting for NMT was additionally adjourned to January 24, 2013, February 22, 2013 and March 14, 2013. Further information from the January 31, 2012 shareholder meeting for NTC to approve the issuance of additional common shares in connection with each Reorganization is included.

	NTC			NMT

	Common and			Common and
	Preferred shares	Preferred Shares		Preferred shares	Preferred shares
	voting together	voting together		voting together	voting together
	as a class	as a class	Common Shares	as a class	as a class
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	—	—	—	4,003,887	1,494,536
Against	—	—	—	331,569	99,785
Abstain	—	—	—	132,140	33,355
Broker Non-Votes	—	—	—	1,971,893	1,150,878
Total	—	—	—	6,439,489	2,778,554
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	—	—	—	3,960,633	1,480,426
Against	—	—	—	367,148	109,785
Abstain	—	—	—	139,815	37,465
Broker Non-Votes	—	—	—	1,971,893	1,150,878
Total	—	—	—	6,439,489	2,778,554
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	3,083,201	—	—
Against	—	—	207,443	—	—
Abstain	—	—	127,681	—	—
Broker Non-Votes	—	—	773,636	—	—
Total	—	—	4,191,961	—	—
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	23,266,317	—	—	7,256,135	—
Withhold	406,991	—	—	484,711	—
Total	23,673,308	—	—	7,740,846	—
Jack B. Evans
For	23,257,204	—	—	7,268,054	—
Withhold	416,104	—	—	472,792	—
Total	23,673,308	—	—	7,740,846	—
William C. Hunter
For	—	9,712,788	—	—	2,890,256
Withhold	—	218,676	—	—	389,399
Total	—	9,931,464	—	—	3,279,655
William J. Schneider
For	—	9,724,873	—	—	2,890,256
Withhold	—	206,591	—	—	389,399
Total	—	9,931,464	—	—	3,279,655

20	Nuveen Investments

NMB
NGX

	NMB		NGX
	Common and		Common and
	Preferred		Preferred
	shares voting		shares voting
	together	Preferred	together	Preferred
	as a class	shares	as a class	shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	—
Against	—	—	—	—
Abstain	—	—	—	—
Broker Non-Votes	—	—	—	—
Total	—	—	—	—
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	3,208,898	—	4,674,764	—
Withhold	103,728	—	165,513	—
Total	3,312,626	—	4,840,277	—
Jack B. Evans
For	3,208,898	—	4,676,970	—
Withhold	103,728	—	163,307	—
Total	3,312,626	—	4,840,277	—
William C. Hunter
For	—	1,401,026	—	2,078,057
Withhold	—	29,088	—	104,420
Total	—	1,430,114	—	2,182,477
William J. Schneider
For	—	1,401,026	—	2,078,057
Withhold	—	29,088	—	104,420
Total	—	1,430,114	—	2,182,477

Nuveen Investments	21

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Connecticut Premium Income Municipal Fund
Nuveen Massachusetts Premium Income Municipal Fund
Nuveen Massachusetts Dividend Advantage Municipal Fund
Nuveen Massachusetts AMT-Free Municipal Income Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, and Nuveen Massachusetts AMT-Free Municipal Income Fund (the “Funds”) as of May 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, and Nuveen Massachusetts AMT-Free Municipal Income Fund at May 31, 2013, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 25, 2013

22	Nuveen Investments

Nuveen Connecticut Premium Income Municipal Fund
NTC	Portfolio of Investments
May 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.6% (1.0% of Total Investments)
$3,405	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	8/13 at 100.00	BBB+	$3,443,272
	Education and Civic Organizations – 37.0% (24.0% of Total Investments)
1,150	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	1,261,596
1,300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	1,327,469
840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	878,094
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	A	1,030,610
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O:
800	5.000%, 7/01/35	7/20 at 100.00	A–	865,552
2,000	5.000%, 7/01/40	7/20 at 100.00	A–	2,157,420
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F:
440	5.250%, 7/01/18 – AMBAC Insured	No Opt. Call	A2	519,526
1,510	5.250%, 7/01/19 – AMBAC Insured	No Opt. Call	A2	1,805,069
1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy, Series 2013B, 4.000%, 7/01/34	7/23 at 100.00	A1	1,150,785
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A–	2,153,120
4,405	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A	4,967,599
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
250	5.125%, 7/01/26	7/21 at 100.00	Baa1	271,593
3,260	5.625%, 7/01/41	7/21 at 100.00	Baa1	3,597,834
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H:
1,500	5.000%, 7/01/26 – AGM Insured	7/22 at 100.00	AA–	1,674,990
1,000	5.000%, 7/01/28 – AGM Insured	7/22 at 100.00	AA–	1,108,030
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Loomis Chaffee School Issue, Series 2011-I:
560	5.000%, 7/01/23 – AGM Insured	7/21 at 100.00	A2	641,805
225	5.000%, 7/01/24 – AGM Insured	7/21 at 100.00	A2	255,699
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H:
350	5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	A+	367,150
1,375	5.000%, 7/01/21 – NPFG Insured	7/14 at 100.00	A+	1,438,154
2,700	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	2,767,743
4,140	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35	7/20 at 100.00	AA	4,574,327
2,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42	7/13 at 100.00	AAA	2,508,650
9,950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)	7/16 at 100.00	AAA	10,932,165

Nuveen Investments	23

Nuveen Connecticut Premium Income Municipal Fund (continued)
NTC	Portfolio of Investments
May 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$17,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB) (4)	7/17 at 100.00	AAA	$18,984,412
1,000	University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/18 – NPFG Insured	1/14 at 100.00	AA	1,028,890
1,220	University of Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 2/15/17 – AGM Insured	2/15 at 100.00	AA	1,314,306
	University of Connecticut, General Obligation Bonds, Series 2006A:
1,300	5.000%, 2/15/19 – FGIC Insured	2/16 at 100.00	AA	1,446,627
2,150	5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	2,394,348
2,600	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	3,020,316
515	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	590,813
3,805	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2012A, 5.000%, 11/15/29	No Opt. Call	Aa2	4,453,030
73,970	Total Education and Civic Organizations			81,487,722
	Health Care – 32.9% (21.3% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
920	5.500%, 7/01/21 – RAAI Insured	7/13 at 100.50	N/R	930,184
3,000	5.500%, 7/01/32 – RAAI Insured	7/14 at 100.00	N/R	3,026,520
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A:
20	6.125%, 7/01/20 – RAAI Insured	8/13 at 100.00	N/R	20,042
1,710	6.000%, 7/01/25 – RAAI Insured	8/13 at 100.00	N/R	1,712,138
840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	852,239
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B:
890	5.000%, 7/01/15 – RAAI Insured	No Opt. Call	N/R	947,779
2,400	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	2,491,008
1,050	5.000%, 7/01/23 – RAAI Insured	7/15 at 100.00	N/R	1,076,670
6,425	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	6,853,419
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
1,065	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	1,089,463
300	5.250%, 7/01/37 – RAAI Insured	7/17 at 100.00	BBB–	305,217
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36	7/21 at 100.00	A+	2,170,700
6,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	A2	6,217,140
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
1,105	5.000%, 7/01/25	7/21 at 100.00	A2	1,223,666
400	5.000%, 7/01/26	7/21 at 100.00	A2	440,584
500	5.000%, 7/01/27	7/21 at 100.00	A2	548,520
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Francis Hospital and Medical Center, Series 2002D, 5.000%, 7/01/22 – RAAI Insured	7/13 at 100.00	N/R	1,000,620
1,275	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 10.00	A	1,382,789
7,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/42	7/22 at 100.00	A	7,498,190

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,440	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	$3,850,770
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	4,399,920
775	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital, Series 2005F, 5.125%, 7/01/35 – AGM Insured	7/18 at 100.00	AA–	825,174
5,760	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	6,154,906
1,235	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40	7/20 at 100.00	Aa3	1,401,577
4,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	4,970,755
1,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29	11/20 at 100.00	A+	1,095,305
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital, Series 2006H, 4.500%, 7/01/33 – AMBAC Insured	1/16 at 100.00	A	200,500
8,600	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	9,681,278
67,460	Total Health Care			72,367,073
	Housing/Multifamily – 0.6% (0.4% of Total Investments)
1,295	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,333,060
	Housing/Single Family – 7.0% (4.6% of Total Investments)
4,475	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004A-5, 5.050%, 11/15/34	8/13 at 100.00	AAA	4,481,355
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
525	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	539,831
1,015	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,038,132
3,900	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	4,067,154
	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds, Series 2010-A2:
3,500	4.500%, 11/15/30	11/19 at 100.00	AAA	3,767,680
1,500	4.750%, 11/15/35	11/19 at 100.00	AAA	1,599,450
14,915	Total Housing/Single Family			15,493,602
	Long-Term Care – 3.9% (2.5% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Village for Families and Children Inc., Series 2002A:
430	5.000%, 7/01/18 – AMBAC Insured	7/13 at 100.00	N/R	430,808
450	5.000%, 7/01/19 – AMBAC Insured	7/13 at 100.00	N/R	450,725
475	5.000%, 7/01/20 – AMBAC Insured	7/13 at 100.00	N/R	475,660
285	5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	N/R	285,225
1,295	5.000%, 7/01/32 – AMBAC Insured	7/13 at 100.00	N/R	1,295,324
	Connecticut Housing Finance Authority, Special Needs Housing Mortgage Finance Program Special Obligation Bonds, Series 2002SNH-1:
920	5.000%, 6/15/22 – AMBAC Insured	6/13 at 100.00	N/R	932,714
1,500	5.000%, 6/15/32 – AMBAC Insured	6/14 at 100.00	N/R	1,519,365
1,470	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding Series 2010-16, 5.000%, 6/15/30	6/20 at 100.00	AA	1,638,506

Nuveen Investments	25

Nuveen Connecticut Premium Income Municipal Fund (continued)
NTC	Portfolio of Investments
May 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$1,025	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27	8/17 at 100.00	N/R	$1,073,401
420	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.625%, 1/01/30	1/20 at 100.00	N/R	460,820
8,270	Total Long-Term Care			8,562,548
	Tax Obligation/General – 17.4% (11.3% of Total Investments)
	Connecticut State, General Obligation Bonds, Refunding Series 2012E:
1,425	5.000%, 9/15/30	9/22 at 100.00	AA	1,658,885
2,290	5.000%, 9/15/32	9/22 at 100.00	AA	2,639,729
4,500	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	5,028,075
1,800	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA	2,004,318
2,000	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 10.00	AA	2,271,160
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	AA	1,155,410
1,000	Hartford, Connecticut, General Obligation Bonds, Refunding Series 2013A, 5.000%, 4/01/31	4/23 at 100.00	A1	1,121,630
	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
775	5.000%, 8/01/20 – AGM Insured	8/15 at 100.00	AA–	848,617
1,320	5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA–	1,444,780
905	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA–	971,880
1,740	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA–	1,944,502
2,000	Hartford, Connecticut, General Obligation Bonds, Series 2013B, 5.000%, 4/01/33	4/23 at 100.00	A1	2,216,940
2,150	New Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 11/01/17 – AMBAC Insured	11/16 at 100.00	A1	2,403,872
900	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	1,138,689
3,890	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G, 5.000%, 8/01/36	8/21 at 100.00	AA+	4,469,416
1,860	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	1,973,441
1,420	Regional School District 16, Connecticut, General Obligation Bonds, Series 2003, 5.000%, 3/15/16 – AMBAC Insured	3/14 at 100.00	A1	1,439,681
	Suffield, Connecticut, General Obligation Bonds, Series 2005:
800	5.000%, 6/15/17	No Opt. Call	AA+	933,296
795	5.000%, 6/15/19	No Opt. Call	AA+	963,373
1,400	5.000%, 6/15/21	No Opt. Call	AA+	1,729,350
33,970	Total Tax Obligation/General			38,357,044
	Tax Obligation/Limited – 23.5% (15.2% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F:
2,525	5.000%, 7/01/31 – AGC Insured	7/16 at 100.00	AA–	2,726,773
2,930	5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA–	3,154,321
	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
600	5.000%, 12/15/20	12/13 at 100.00	AA–	612,762
1,000	5.000%, 12/15/30	12/13 at 100.00	AA–	1,021,680
5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 – AMBAC Insured	8/17 at 100.00	AA	5,613,350
	Connecticut, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2012A:
3,000	5.000%, 1/01/31	No Opt. Call	AA	3,451,920
2,500	5.000%, 1/01/33	No Opt. Call	AA	2,854,400
3,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	3,397,320

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	BBB	$2,076,963
	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
2,640	0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	835,006
4,735	0.000%, 7/01/33 – FGIC Insured	No Opt. Call	BBB+	1,394,789
2,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/13 at 100.00	AA–	2,004,560
4,350	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA–	4,576,418
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
1,525	0.000%, 8/01/33	No Opt. Call	A+	485,682
5,000	5.500%, 8/01/37	2/20 at 100.00	A+	5,310,050
3,625	5.375%, 8/01/39	2/20 at 100.00	A+	3,808,896
1,725	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011A, 7.000%, 4/01/41	4/21 at 100.00	N/R	1,840,247
2,275	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	2,488,645
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/19 – AGM Insured	10/14 at 100.00	AA–	1,041,350
2,760	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	3,013,478
54,290	Total Tax Obligation/Limited			51,708,610
	Transportation – 1.1% (0.8% of Total Investments)
2,365	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	2,506,947
	U.S. Guaranteed – 7.3% (4.8% of Total Investments) (5)
500	Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/23 (Pre-refunded 9/15/13) – AGM Insured	9/13 at 100.00	AA- (5)	507,340
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
465	5.000%, 7/01/30 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (5)	541,474
735	5.000%, 7/01/37 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (5)	855,878
1,670	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 (Pre-refunded 4/01/14) – FGIC Insured	4/14 at 100.00	AA (5)	1,735,698
1,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA (5)	1,027,940
4,340	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16 (Pre-refunded 10/01/13)	10/13 at 100.00	AAA	4,409,006
40	New Haven, Connecticut, General Obligation Bonds, Series 2002A, 5.250%, 11/01/17 – AMBAC Insured (ETM)	8/13 at 100.00	A2 (5)	41,784
1,010	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,239,058
2,050	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A, 5.000%, 8/01/20 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Aa3 (5)	2,066,154
	West Hartford, Connecticut, General Obligation Bonds, Series 2005B:
500	5.000%, 10/01/17 (Pre-refunded 10/01/15)	10/15 at 100.00	AAA	552,125
2,810	5.000%, 10/01/18 (Pre-refunded 10/01/15)	10/15 at 100.00	AAA	3,102,943
15,120	Total U.S. Guaranteed			16,079,400

Nuveen Investments	27

Nuveen Connecticut Premium Income Municipal Fund (continued)
NTC	Portfolio of Investments
May 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 9.9% (6.4% of Total Investments)
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Tender Option Bond Trust 1164:
$410	17.168%, 1/01/38 (IF) (4)	1/23 at 100.00	Aa3	$586,103
1,295	17.329%, 1/01/32 (IF) (4)	1/23 at 100.00	Aa3	1,968,154
1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/13 at 100.00	Ba1	1,005,700
4,750	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/13 at 100.00	Ba1	4,777,075
	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A:
655	5.000%, 1/01/31	1/22 at 100.00	Aa3	734,766
500	5.000%, 1/01/32	1/22 at 100.00	Aa3	560,095
2,830	5.000%, 1/01/42	1/22 at 100.00	Aa3	3,105,982
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
465	5.500%, 1/01/14 (Alternative Minimum Tax)	7/13 at 100.00	BBB	466,707
250	5.500%, 1/01/15 (Alternative Minimum Tax)	7/13 at 100.00	BBB	250,833
2,115	5.500%, 1/01/20 (Alternative Minimum Tax)	7/13 at 100.00	BBB	2,123,143
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
1,290	5.050%, 7/01/42	7/22 at 100.00	BBB+	1,245,160
480	5.000%, 7/01/42	7/22 at 100.00	BBB+	459,773
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
3,900	5.750%, 7/01/36	7/20 at 100.00	BBB+	4,024,371
530	5.250%, 7/01/40	7/20 at 100.00	BBB+	528,076
20,470	Total Utilities			21,835,938
	Water and Sewer – 11.9% (7.7% of Total Investments)
4,375	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarian Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	4,656,969
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
4,160	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	4,466,925
4,330	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	4,654,880
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	519,270
2,050	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, , Series 2010 5.625%, 7/01/40	7/20 at 100.00	Ba2	2,175,706
3,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	3,080,940

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,840	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 – NPFG Insured	8/16 at 100.00	Aa3	$1,997,633
2,870	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41	8/21 at 100.00	Aa3	3,191,670
1,450	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32	11/13 at 100.00	AA+	1,477,115
24,575	Total Water and Sewer			26,221,108
$320,105	Total Investments (cost $323,162,529) – 154.1%			339,396,324
	Floating Rate Obligations – (8.8)%			(19,370,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (47.9)% (6)			(105,500,000)
	Other Assets Less Liabilities – 2.6%			5,741,157
	Net Assets Applicable to Common Shares – 100%			$220,267,481

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.1%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	29

Nuveen Massachusetts Premium Income Municipal Fund
NMT	Portfolio of Investments
May 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 1.6% (1.0% of Total Investments)
$1,425	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/13 at 101.00	Caa3	$1,113,752
	Education and Civic Organizations – 34.4% (22.9% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option Bond Trust 1163:
305	16.998%, 10/01/48 (IF) (4)	10/23 at 100.00	A1	419,759
995	17.098%, 10/01/48 (IF) (4)	10/23 at 100.00	A1	1,369,836
1,000	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and B-2, 5.250%, 7/01/33 – AGM Insured	7/21 at 100.00	AA–	1,119,640
375	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A1	424,560
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	BBB+	1,052,320
455	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	BBB–	485,967
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	1,100,720
2,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37	4/21 at 100.00	AA–	2,215,500
1,045	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	1,114,639
700	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A+	757,855
635	Massachusetts Development Finance Authority, Revenue Bonds, Curry College, Series 2000A, 6.000%, 3/01/20 – ACA Insured	9/13 at 100.00	BBB	636,721
1,500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	1,886,820
4,850	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 – AGC Insured	1/18 at 100.00	AA–	5,072,804
1,090	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University, Series 1999P, 6.000%, 5/15/29	No Opt. Call	A1	1,372,964
1,000	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%, 7/01/33 (Alternative Minimum Tax)	7/21 at 100.00	AA	1,061,220
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18	8/13 at 100.00	AA–	2,008,140
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010, 5.500%, 10/15/31	10/19 at 100.00	Baa1	1,078,630
345	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University, Series 2008O, 5.375%, 8/15/38	8/18 at 100.00	Aa2	400,504
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26	7/13 at 100.00	AA+	501,830
525	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wheaton College Issues, Series 2010F, 5.000%, 1/01/41	1/20 at 100.00	A2	567,247
210	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 4.375%, 10/01/31	No Opt. Call	BBB	205,964
22,530	Total Education and Civic Organizations			24,853,640

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 27.5% (18.3% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
$895	5.000%, 10/01/29	10/21 at 100.00	A–	$982,791
700	5.000%, 10/01/31	10/21 at 100.00	A–	769,188
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2011K-6, 5.375%, 7/01/41	7/20 at 100.00	AA	1,117,030
300	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	A	331,368
2,000	Massachusetts Health and Educational Facilities Authority, Partners HealthCare System Inc., Series 2007G, 5.000%, 7/01/32	7/17 at 100.00	AA	2,172,080
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	11/13 at 100.00	A–	985,481
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13,2008:
2,300	5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A	2,572,987
770	5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	A	853,199
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A	1,667,145
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital, Series 2009M, 5.500%, 12/01/39	12/19 at 100.00	AA	1,131,950
935	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	927,501
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A+	1,082,770
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A+	2,159,620
585	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	588,972
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	1,028,140
1,445	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–	1,495,951
18,430	Total Health Care			19,866,173
	Housing/Multifamily – 4.0% (2.6% of Total Investments)
1,290	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	1,333,125
500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	8/13 at 100.00	AA–	500,535
1,000	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/14 at 101.00	N/R	1,021,890
2,790	Total Housing/Multifamily			2,855,550
	Housing/Single Family – 3.8% (2.6% of Total Investments)
1,500	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-126, 4.625%, 6/01/32 (Alternative Minimum Tax)	6/16 at 100.00	AA	1,537,560
985	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 14.476%, 6/01/16 (IF)	No Opt. Call	AA	1,236,904
2,485	Total Housing/Single Family			2,774,464
	Industrials – 0.8% (0.5% of Total Investments)
170	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	169,227
400	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	417,912
570	Total Industrials			587,139

Nuveen Investments	31

Nuveen Massachusetts Premium Income Municipal Fund (continued)
NMT	Portfolio of Investments
May 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 5.0% (3.3% of Total Investments)
$1,270	Boston, Massachusetts, FHA-Insured Mortgage Revenue Bonds, Deutsches Altenheim Inc., Series 1998A, 6.125%, 10/01/31	10/13 at 100.00	AAA	$1,280,478
185	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	203,446
1,685	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/13 at 102.00	N/R	1,713,578
400	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17	8/13 at 100.00	BBB	400,520
3,540	Total Long-Term Care			3,598,022
	Tax Obligation/General – 16.9% (11.3% of Total Investments)
500	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	543,960
300	Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17	1/15 at 100.00	Aaa	321,633
125	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – AGM Insured	2/14 at 100.00	AA–	126,724
1,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General Obligation Bonds, Series 2011, 5.000%, 2/15/41	2/21 at 100.00	Aa3	1,092,370
1,250	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	2/20 at 100.00	AA	1,386,750
1,010	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AA+	1,307,556
1,275	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 6.000%, 11/01/13 – NPFG Insured	No Opt. Call	AA+	1,306,046
1,260	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	1,545,554
1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	1,023,050
2,000	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.250%, 12/01/38	12/20 at 100.00	Aa2	2,243,840
1,220	Worcester, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	Aa3	1,330,044
10,940	Total Tax Obligation/General			12,227,527
	Tax Obligation/Limited – 18.7% (12.5% of Total Investments)
210	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	A–	217,615
975	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26	7/18 at 100.00	AAA	1,140,087
385	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21	No Opt. Call	AAA	480,738
1,200	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA	1,345,752
1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B, 5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,240,050
570	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37	5/22 at 100.00	AA	640,794
380	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/37 – AMBAC Insured	8/17 at 100.00	AA+	424,582
1,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/41	10/21 at 100.00	AA+	1,123,050
540	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	630,207
240	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	BBB+	34,742
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,103,970

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,650	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 0.000%, 8/01/38	No Opt. Call	A+	$381,447
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	3,092,070
235	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	252,813
1,300	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	1,422,083
13,685	Total Tax Obligation/Limited			13,530,000
	Transportation – 9.1% (6.0% of Total Investments)
500	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	577,795
350	Massachusetts Port Authority, Revenue Bonds, Series 2012A, 5.000%, 7/01/42 (Alternative Minimum Tax)	7/22 at 100.00	AA	376,842
1,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A	1,071,170
725	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	723,550
3,285	Massachusetts Port Authority, Special Facilities Revenue Bonds, US Airways Group Inc., Series 1996A, 5.750%, 9/01/16 – NPFG Insured (Alternative Minimum Tax)	9/13 at 100.00	A	3,293,311
470	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	512,168
6,330	Total Transportation			6,554,836
	U.S. Guaranteed – 20.9% (13.9% of Total Investments) (5)
2,000	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25 (Pre-refunded 11/01/14)	11/14 at 100.00	AA+ (5)	2,133,220
650	Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (5)	697,951
1,115	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (5)	1,269,662
25	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	30,027
550	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004A, 5.000%, 5/01/19 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa2 (5)	573,760
325	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 (Pre-refunded 5/01/16) – AMBAC Insured	5/16 at 100.00	Aa2 (5)	366,402
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 5.750%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 101.00	A (5)	1,014,590
1,745	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – AGC Insured	7/15 at 100.00	AA- (5)	1,907,721
750	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19 (Pre-refunded 9/01/13)	9/13 at 100.00	AA- (5)	758,910
410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	A (5)	489,401
555	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2003H, 5.000%, 7/01/21 (Pre-refunded 7/01/13)	7/13 at 100.00	AA+ (5)	557,209
155	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	6/13 at 100.00	Aaa	156,525
1,300	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 (Pre-refunded 8/15/15) – AGM Insured (UB)	8/15 at 100.00	AA+ (5)	1,431,404
1,500	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (5)	1,543,560
750	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 4.500%, 8/01/29 (Pre-refunded 8/01/15)	8/15 at 100.00	AAA	816,495

Nuveen Investments	33

Nuveen Massachusetts Premium Income Municipal Fund (continued)
NMT	Portfolio of Investments
May 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$1,065	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A (5)	$1,334,328
13,895	Total U.S. Guaranteed			15,081,165
	Utilities – 1.3% (0.9% of Total Investments)
185	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA–	207,944
750	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	751,005
935	Total Utilities			958,949
	Water and Sewer – 6.2% (4.2% of Total Investments)
500	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien Refunding Series 2010A, 5.000%, 11/01/30	11/19 at 100.00	AA+	575,110
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	8/13 at 100.00	AAA	60,463
285	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10, 5.000%, 8/01/26	8/14 at 100.00	AAA	299,059
1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/31 (UB)	8/16 at 100.00	AAA	1,043,820
200	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20	8/13 at 100.00	AAA	200,822
1,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%, 8/01/28 – NPFG Insured	8/17 at 100.00	AA+	1,693,005
625	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	631,981
4,170	Total Water and Sewer			4,504,260
$101,725	Total Investments (cost $102,566,113) – 150.2%			108,505,477
	Floating Rate Obligations – (2.0)%			(1,435,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (50.7)% (6)			(36,645,000)
	Other Assets Less Liabilities – 2.5%			1,824,289
	Net Assets Applicable to Common Shares – 100%			$72,249,766

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.8%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

34	Nuveen Investments

Nuveen Massachusetts Dividend Advantage Municipal Fund
NMB	Portfolio of Investments
May 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 1.3% (0.9% of Total Investments)
$480	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/13 at 101.00	Caa3	$375,158
	Education and Civic Organizations – 49.1% (32.9% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option Bond Trust 1163:
150	16.998%, 10/01/48 (IF) (4)	10/23 at 100.00	A1	206,439
490	17.098%, 10/01/48 (IF) (4)	10/23 at 100.00	A1	674,593
500	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and B-2, 5.250%, 7/01/33 – AGM Insured	7/21 at 100.00	AA–	559,820
375	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A1	424,560
110	Massachusetts Development Finance Agency, Revenue Bonds, Draper Laboratory, Series 2008, 5.875%, 9/01/30	9/18 at 100.00	Aa3	128,400
400	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	BBB+	420,928
300	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	BBB–	320,418
1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37	4/21 at 100.00	AA–	1,107,750
450	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	479,988
200	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A+	216,530
500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	628,940
2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 – AGC Insured	1/18 at 100.00	AA–	2,196,470
1,000	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University, Series 1999P, 6.000%, 5/15/59	5/29 at 105.00	A1	1,226,970
990	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2001E, 5.300%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	AA	992,673
515	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H, 6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	564,188
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18	8/13 at 100.00	AA–	1,004,070
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010, 5.500%, 10/15/31	10/19 at 100.00	Baa1	539,315
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wheaton College Issues, Series 2010F, 5.000%, 1/01/41	1/20 at 100.00	A2	1,620,705
590	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AA+	646,003
500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	554,355
100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 5.000%, 10/01/42	No Opt. Call	BBB	100,810
13,270	Total Education and Civic Organizations			14,613,925

Nuveen Investments	35

Nuveen Massachusetts Dividend Advantage Municipal Fund (continued)
NMB	Portfolio of Investments
May 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 28.5% (19.1% of Total Investments)
$1,200	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2011K-6, 5.375%, 7/01/41	7/20 at 100.00	AA	$1,340,436
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.500%, 7/01/31	7/21 at 100.00	A–	561,810
500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.500%, 1/15/38 (5)	1/18 at 100.00	N/R	2,580
160	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center, Series 2009I, 5.750%, 7/01/36	7/19 at 100.00	A+	177,578
775	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13,2008, 5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A	866,985
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A	555,715
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital, Series 2009M, 5.500%, 12/01/39	12/19 at 100.00	AA	1,131,950
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E:
550	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	556,485
315	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	312,474
600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A+	649,662
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A+	1,079,810
290	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	291,969
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	514,070
159	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43	8/13 at 103.00	N/R	136,507
124	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43	8/13 at 15.14	N/R	12,348
185	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43	No Opt. Call	N/R	2
285	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–	295,049
8,643	Total Health Care			8,485,430
	Housing/Multifamily – 7.0% (4.7% of Total Investments)
555	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	573,554
500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	8/13 at 100.00	AA–	500,535
1,000	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/14 at 101.00	N/R	1,021,890
2,055	Total Housing/Multifamily			2,095,979
	Housing/Single Family – 2.6% (1.7% of Total Investments)
650	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-126, 4.625%, 6/01/32 (Alternative Minimum Tax)	6/16 at 100.00	AA	666,276
85	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 15.540%, 6/01/16 (IF)	No Opt. Call	AA	97,629
735	Total Housing/Single Family			763,905

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 1.3% (0.8% of Total Investments)
$100	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	$99,545
200	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	208,956
65	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	8/13 at 100.00	A	64,260
365	Total Industrials			372,761
	Long-Term Care – 4.7% (3.2% of Total Investments)
100	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	109,971
725	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/13 at 102.00	N/R	737,296
555	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire Retirement Community – Edgecombe Project, Series 2001A, 6.750%, 7/01/21	7/13 at 100.00	BBB	556,343
1,380	Total Long-Term Care			1,403,610
	Tax Obligation/General – 13.6% (9.1% of Total Investments)
310	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	337,255
55	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – AGM Insured	2/14 at 100.00	AA–	55,758
1,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General Obligation Bonds, Series 2011, 5.000%, 2/15/41	2/21 at 100.00	Aa3	1,092,370
500	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	613,315
500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	511,525
1,280	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	1,435,891
3,645	Total Tax Obligation/General			4,046,114
	Tax Obligation/Limited – 17.2% (11.6% of Total Investments)
395	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	A–	409,323
385	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21	No Opt. Call	AAA	480,738
550	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA	616,803
285	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37	5/22 at 100.00	AA	320,397
230	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	268,422
750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	827,978
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	1,546,035
600	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	656,346
4,695	Total Tax Obligation/Limited			5,126,042

Nuveen Investments	37

Nuveen Massachusetts Dividend Advantage Municipal Fund (continued)
NMB	Portfolio of Investments
May 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 6.0% (4.0% of Total Investments)
$500	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	$577,795
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A	428,468
500	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R	499,000
260	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	283,327
1,660	Total Transportation			1,788,590
	U.S. Guaranteed – 13.4% (9.0% of Total Investments) (6)
530	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25 (Pre-refunded 11/01/14)	11/14 at 100.00	AA+ (6)	565,303
230	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004A, 5.000%, 5/01/19 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa2 (6)	239,936
250	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 (Pre-refunded 5/01/16) – AMBAC Insured	5/16 at 100.00	Aa2 (6)	281,848
495	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – AGC Insured	7/15 at 100.00	AA- (6)	541,159
500	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19 (Pre-refunded 9/01/13)	9/13 at 100.00	AA- (6)	505,940
500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 (Pre-refunded 8/15/15) – AGM Insured (UB)	8/15 at 100.00	AA+ (6)	550,540
750	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (6)	771,780
500	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 4.500%, 8/01/29 (Pre-refunded 8/01/15)	8/15 at 100.00	AAA	544,330
3,755	Total U.S. Guaranteed			4,000,836
	Utilities – 1.1% (0.7% of Total Investments)
320	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	320,429

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 3.4% (2.3% of Total Investments)
$125	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	$129,818
400	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/31 (UB)	8/16 at 100.00	AAA	417,528
200	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20	8/13 at 100.00	AAA	200,822
250	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	252,793
975	Total Water and Sewer			1,000,961
$41,978	Total Investments (cost $41,967,812) – 149.2%			44,393,740
	Floating Rate Obligations – (1.9)%			(560,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (49.5)% (7)			(14,725,000)
	Other Assets Less Liabilities – 2.2%			647,727
	Net Assets Applicable to Common Shares – 100%			$29,756,467

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.2%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen Massachusetts AMT-Free Municipal Income Fund
NGX	Portfolio of Investments
May 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 29.8% (19.3% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option Bond Trust 1163:
$120	16.998%, 10/01/48 (IF) (4)	10/23 at 100.00	A1	$165,151
395	17.098%, 10/01/48 (IF) (4)	10/23 at 100.00	A1	543,804
650	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and B-2, 5.250%, 7/01/33 – AGM Insured	7/21 at 100.00	AA–	727,766
1,135	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	A1	1,192,000
300	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	BBB–	320,418
600	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	639,984
465	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A+	503,432
1,250	Massachusetts Development Finance Authority, Revenue Bonds, Middlesex School, Series 2003, 5.000%, 9/01/33	9/13 at 100.00	A1	1,260,938
1,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	1,257,880
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 – AGC Insured	1/18 at 100.00	AA–	3,137,820
1,700	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 2003N, 5.125%, 6/01/37	8/13 at 100.00	AA–	1,705,865
255	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern University, Series 2010A, 4.875%, 10/01/35	10/20 at 100.00	A2	276,379
100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 5.000%, 10/01/42	No Opt. Call	BBB	100,810
10,970	Total Education and Civic Organizations			11,832,247
	Health Care – 20.3% (13.2% of Total Investments)
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Covenant Health System Obligated Group, Series 2012, 5.000%, 7/01/31	7/22 at 100.00	A	1,081,440
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2012L, 5.000%, 7/01/36	7/21 at 100.00	AA	1,114,100
300	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	A	331,368
1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital, Series 2013G, 5.000%, 7/01/37	7/23 at 100.00	BBB+	1,067,300
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D, 5.125%, 11/15/35 – AGC Insured	11/19 at 100.00	AA–	533,620
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13,2008:
480	5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	A	536,971
600	5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A	672,132
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009, 5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	A	1,662,075
585	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	588,972

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$200	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	$205,628
250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–	258,815
7,415	Total Health Care			8,052,421
	Housing/Multifamily – 8.4% (5.4% of Total Investments)
500	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	4/18 at 100.00	AA–	560,435
735	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	759,571
2,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H, 5.125%, 6/01/43	8/13 at 100.00	AA–	2,001,880
3,235	Total Housing/Multifamily			3,321,886
	Industrials – 7.5% (4.8% of Total Investments)
	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
1,475	5.125%, 8/01/28 – NPFG Insured	8/13 at 100.00	A	1,476,106
1,500	5.125%, 2/01/34 – NPFG Insured	8/13 at 100.00	A	1,482,930
2,975	Total Industrials			2,959,036
	Long-Term Care – 4.6% (3.0% of Total Investments)
1,750	Massachusetts Development Finance Authority, GNMA Collateralized Revenue Bonds, Neville Communities, Series 2002A, 6.000%, 6/20/44	12/13 at 104.00	AA+	1,844,518
	Tax Obligation/General – 15.4% (10.0% of Total Investments)
1,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004B, 5.250%, 8/01/21 – AGM Insured	No Opt. Call	AA+	1,869,870
1,000	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2013, 4.000%, 1/15/30	1/23 at 100.00	AA	1,056,010
1,705	North Attleborough, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 7/15/15 – FGIC Insured	7/14 at 101.00	Aa2	1,810,301
1,200	North Reading, Massachusetts, General Obligation Bonds, Series 2012, 5.000%, 5/15/35 – AMBAC Insured	5/22 at 100.00	Aa2	1,356,540
5,405	Total Tax Obligation/General			6,092,721
	Tax Obligation/Limited – 25.6% (16.6% of Total Investments)
400	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	431,368
3,000	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	11/13 at 100.00	A–	3,048,300
1,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	1,122,030
750	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA	841,095
975	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/35	No Opt. Call	AA+	1,099,537
300	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	350,115
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	1,546,035
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	842,950
800	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	875,128
13,725	Total Tax Obligation/Limited			10,156,558

Nuveen Investments	41

Nuveen Massachusetts AMT-Free Municipal Income Fund (continued)
NGX	Portfolio of Investments
May 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 4.0% (2.6% of Total Investments)
$400	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	$442,724
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/33	7/22 at 100.00	AA	1,133,720
1,400	Total Transportation			1,576,444
	U.S. Guaranteed – 16.9% (11.0% of Total Investments) (5)
500	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)	7/13 at 101.00	A (5)	507,555
155	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	6/13 at 100.00	Aaa	156,525
1,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (5)	1,029,040
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2004D, 5.000%, 8/01/24 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	AA+ (5)	1,007,970
1,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 5.000%, 8/01/31 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	AA+ (5)	1,708,140
2,140	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/21 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AA (5)	2,292,710
6,295	Total U.S. Guaranteed			6,701,940
	Utilities – 8.4% (5.5% of Total Investments)
1,710	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	1,803,759
440	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	440,590
1,150	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.050%, 7/01/42	7/22 at 100.00	BBB+	1,110,026
3,300	Total Utilities			3,354,375
	Water and Sewer – 13.2% (8.6% of Total Investments)
1,900	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/13 at 100.00	A1	1,934,314
600	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/31 (UB)	8/16 at 100.00	AAA	626,292
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – AGM Insured	No Opt. Call	AA+	1,222,830
125	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	126,396

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$720	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA–	$812,729
495	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 7/01/16 – NPFG Insured	7/14 at 100.00	A+	516,770
4,840	Total Water and Sewer			5,239,331
$61,310	Total Investments (cost $59,046,679) – 154.1%			61,131,477
	Floating Rate Obligations – (0.9)%			(340,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (55.6)% (6)			(22,075,000)
	Other Assets Less Liabilities – 2.4%			954,815
	Net Assets Applicable to Common Shares – 100%			$39,671,292

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.1%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	43

Statement of
Assets & Liabilities
May 31, 2013

	Connecticut		Massachusetts		Massachusetts		Massachusetts
	Premium		Premium		Dividend		AMT-Free
	Income		Income		Advantage		Income
	(NTC	)	(NMT	)	(NMB	)	(NGX )
Assets
Investments, at value (cost $323,162,529, $102,566,113, $41,967,812 and $59,046,679, respectively)	$339,396,324		$108,505,477		$44,393,740		$61,131,477
Cash	822,357		299,029		—		137,954
Receivables:
Interest	5,127,288		1,657,467		707,696		899,846
Investments sold	175,000		—		50,084		—
Deferred offering costs	1,132,042		489,224		170,014		198,932
Other assets	51,497		22,762		367		9,120
Total assets	346,704,508		110,973,959		45,321,901		62,377,329
Liabilities
Cash overdraft	—		—		32,964		—
Floating rate obligations	19,370,000		1,435,000		560,000		340,000
Payables:
Common share dividends	802,035		246,553		102,691		128,762
Interest	229,940		82,294		31,902		48,752
Offering costs	206,206		195,755		47,323		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	105,500,000		36,645,000		14,725,000		22,075,000
Accrued expenses:
Management fees	178,125		57,651		23,559		32,663
Trustees fees	3,085		390		159		221
Other	147,636		61,550		41,836		80,639
Total liabilities	126,437,027		38,724,193		15,565,434		22,706,037
Net assets applicable to Common shares	$220,267,481		$72,249,766		$29,756,467		$39,671,292
Common shares outstanding	14,688,976		4,776,927		1,965,856		2,727,317
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.00		$15.12		$15.14		$14.55
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$146,890		$47,769		$19,659		$27,273
Paid-in surplus	203,502,600		65,758,077		27,583,018		38,060,384
Undistributed (Over-distribution of) net investment income	602,615		412,788		24,911		(30,953)
Accumulated net realized gain (loss)	(218,419)		91,768		(297,049)		(470,210)
Net unrealized appreciation (depreciation)	16,233,795		5,939,364		2,425,928		2,084,798
Net assets applicable to Common shares	$220,267,481		$72,249,766		$29,756,467		$39,671,292
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of
Operations
Year Ended May 31, 2013

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
	(NTC )	(NMT )	(NMB )	(NGX )
Investment Income	$14,175,944	$5,079,824	$2,117,839	$2,774,605
Expenses
Management fees	1,953,638	685,287	279,469	388,187
Shareholder servicing agent fees and expenses	74,125	24,777	16,644	16,660
Interest expense and amortization of offering costs	3,257,516	1,215,844	476,299	695,808
Custodian fees and expenses	49,685	23,885	14,196	14,838
Trustees fees and expenses	8,076	3,073	1,362	1,822
Professional fees	44,219	29,246	28,111	28,007
Shareholder reporting expenses	105,791	48,129	20,618	61,774
Stock exchange listing fees	57,136	38,445	462	15,342
Investor relations expenses	32,792	14,082	5,194	6,941
Other expenses	68,184	36,685	29,216	39,832
Total expenses	5,651,162	2,119,453	871,571	1,269,211
Net investment income (loss)	8,524,782	2,960,371	1,246,268	1,505,394
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	237,374	22,612	(279,751)	151,721
Change in net unrealized appreciation (depreciation) of investments	(3,634,986)	(907,060)	(9,279)	(1,023,136)
Net realized and unrealized gain (loss)	(3,397,612)	(884,448)	(289,030)	(871,415)
Net increase (decrease) in net assets applicable to Common shares from operations	$5,127,170	$2,075,923	$957,238	$633,979

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of
Changes in Net Assets

	Connecticut Premium Income (NTC)		Massachusetts Premium Income (NMT)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/13	5/31/12	5/31/13	5/31/12
Operations
Net investment income (loss)	$8,524,782	$3,126,397	$2,960,371	$3,175,956
Net realized gain (loss) from investments	237,374	229,119	22,612	499,195
Change in net unrealized appreciation (depreciation) of investments	(3,634,986)	6,702,628	(907,060)	6,403,666
Net increase (decrease) in net assets applicable to Common shares from operations	5,127,170	10,058,144	2,075,923	10,078,817
Distributions to Common Shareholders
From net investment income	(9,283,674)	(3,798,441)	(3,372,311)	(3,681,362)
From accumulated net realized gains	(96,947)	(225,331)	(244,947)	(243,992)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(9,380,621)	(4,023,772)	(3,617,258)	(3,925,354)
Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	142,203,044	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	33,079	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	142,203,044	—	33,079	—
Net increase (decrease) in net assets applicable to Common shares	137,949,593	6,034,372	(1,508,256)	6,153,463
Net assets applicable to Common shares at the beginning of period	82,317,888	76,283,516	73,758,022	67,604,559
Net assets applicable to Common shares at the end of period	$220,267,481	$82,317,888	$72,249,766	$73,758,022
Undistributed (Over-distribution of) net investment income at the end of period	$602,615	$722,214	$412,788	$610,081

(1) Refer to Footnote 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

46	Nuveen Investments

	Massachusetts Dividend Advantage (NMB)		Massachusetts AMT-Free Income (NGX)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/13	5/31/12	5/31/13	5/31/12
Operations
Net investment income (loss)	$1,246,268	$1,272,934	$1,505,394	$1,615,697
Net realized gain (loss) from investments	(279,751)	117,873	151,721	86,441
Change in net unrealized appreciation (depreciation) of investments	(9,279)	2,754,077	(1,023,136)	1,682,019
Net increase (decrease) in net assets applicable to Common shares from operations	957,238	4,144,884	633,979	3,384,157
Distributions to Common Shareholders
From net investment income	(1,326,916)	(1,486,068)	(1,595,475)	(1,914,367)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(1,326,916)	(1,486,068)	(1,595,475)	(1,914,367)
Capital Share Transactions
Common shares:
Issued in the Reorganizations (1)	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	2,450	—	3,092	1,482
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	2,450	—	3,092	1,482
Net increase (decrease) in net assets applicable to Common shares	(367,228)	2,658,816	(958,404)	1,471,272
Net assets applicable to Common shares at the beginning of period	30,123,695	27,464,879	40,629,696	39,158,424
Net assets applicable to Common shares at the end of period	$29,756,467	$30,123,695	$39,671,292	$40,629,696
Undistributed (Over-distribution of) net investment income at the end of period	$24,911	$16,168	$(30,953)	$(53,913)

(1) Refer to Footnote 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of
Cash Flows
Year Ended May 31, 2013

	Connecticut	Massachusetts	Massachusetts	Massachusetts
	Premium	Premium	Dividend	AMT-Free
	Income	Income	Advantage	Income
	(NTC )	(NMT )	(NMB )	(NGX )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$5,127,170	$2,075,923	$957,238	$633,979
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(43,836,241)	(11,746,373)	(5,657,471)	(12,307,171)
Proceeds from sales and maturities of investments	37,065,633	11,114,290	4,729,768	13,402,379
Amortization (Accretion) of premiums and discounts, net	917,872	333,487	134,637	147,440
Assets (Liabilities) acquired in the Reorganizations, net	(60,026,684)	—	—	—
(Increase) Decrease in:
Receivable for interest	(3,326,050)	75,033	30,610	20,186
Receivable for investments sold	1,908,025	1,749,340	510,992	140,000
Other assets	(26,113)	2,306	1,053	1,500
Increase (Decrease) in:
Payable for interest	143,920	(8,230)	(3,188)	(4,880)
Payable for investments purchased	—	—	—	(2,566,544)
Accrued management fees	113,173	(512)	(56)	(423)
Accrued Trustees fees	2,622	(42)	(16)	(27)
Accrued other expenses	(162,934)	7,370	4,965	39,438
Net realized (gain) loss from investments	(237,374)	(22,612)	279,751	(151,721)
Change in net unrealized (appreciation) depreciation of investments	3,634,986	907,060	9,279	1,023,136
Taxes paid on undistributed capital gains	(24,522)	(24,674)	—	—
Net cash provided by (used in) operating activities	(58,726,517)	4,462,366	997,562	377,292
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(428,058)	226,259	92,615	111,687
Increase (Decrease) in:
Cash overdraft	—	(766,814)	32,964	—
Floating rate obligations	(995,000)	—	—	—
Payable for offering costs	31,939	(10,073)	10,331	(5,800)
MTP Shares, at liquidation value	69,420,000	—	—	—
Cash distributions paid to Common shareholders	(8,869,491)	(3,612,709)	(1,330,640)	(1,609,857)
Net cash provided by (used in) financing activities	59,159,390	(4,163,337)	(1,194,730)	(1,503,970)
Net Increase (Decrease) in Cash	432,873	299,029	(197,168)	(1,126,678)
Cash at the beginning of period	389,484	—	197,168	1,264,632
Cash at the End of Period	$822,357	$299,029	$—	$137,954

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Connecticut	Massachusetts	Massachusetts	Massachusetts
Premium	Premium	Dividend	AMT-Free
Income	Income	Advantage	Income
(NTC)	(NMT)	(NMB)	(NGX)
$—	$33,079	$2,450	$3,092

Cash paid for interest (excluding amortization of offering costs) was as follows:

Connecticut	Massachusetts	Massachusetts	Massachusetts
Premium	Premium	Dividend	AMT-Free
Income	Income	Advantage	Income
(NTC)	(NMT)	(NMB)	(NGX)
$2,564,888	$997,815	$386,872	$587,421

See accompanying notes to financial statements.
48	Nuveen Investments

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Nuveen Investments	49

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Connecticut Premium Income (NTC)
Year Ended 5/31:
2013	$15.34	$.56	$(.19)	$—	$—		$.37	$(.70)	$(.01)	$(.71)	$15.00	$13.65
2012	14.22	.58	1.29	—	—		1.87	(.71)	(.04)	(.75)	15.34	14.19
2011	14.56	.67	(.29)	(.01)	—		.37	(.71)	—	(.71)	14.22	13.18
2010	13.59	.80	.88	(.02)	—	*	1.66	(.69)	— *	(.69)	14.56	13.94
2009	14.25	.84	(.66)	(.14)	(.03)		.01	(.60)	(.07)	(.67)	13.59	13.35

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2013	15.45	.62	(.19)	—	—		.43	(.71)	(.05)	(.76)	15.12	13.64
2012	14.16	.67	1.44	—	—		2.11	(.77)	(.05)	(.82)	15.45	15.12
2011	14.48	.75	(.24)	(.01)	—		.50	(.78)	(.04)	(.82)	14.16	13.59
2010	13.29	.87	1.12	(.03)	—		1.96	(.77)	—	(.77)	14.48	14.93
2009	14.22	.91	(.98)	(.15)	(.02)		(.24)	(.65)	(.04)	(.69)	13.29	13.28

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

50	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate

1.02%	2.35%	$220,267	2.68%		4.05%	12%
13.59	13.45	82,318	3.08		3.93	11
(.39)	2.63	76,284	2.41		4.73	9
9.76	12.49	78,106	1.57		5.64	5
.32	.45	72,901	1.43		6.40	0

(5.18)	2.81	72,250	2.86		3.99	10
17.78	15.29	73,758	3.03		4.48	12
(3.48)	3.58	67,605	2.51		5.30	6
18.77	15.03	69,031	1.60		6.21	3
3.54	(1.36)	63,321	1.43		7.01	1

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or MTP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Connecticut Premium Income (NTC)
Year Ended 5/31:
2013	1.55%
2012	1.54
2011	1.20
2010	.37
2009	.11

*	Rounds to less than $.01 per share.

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2013	1.64%
2012	1.74
2011	1.28
2010	0.37
2009	0.09

See accompanying notes to financial statements.

Nuveen Investments	51

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2013	$15.32	$.63	$(.13)	$—	$—		$.50	$(.68)	$—	$(.68)	$15.14	$13.62
2012	13.97	.65	1.46	—	—		2.11	(.76)	—	(.76)	15.32	14.64
2011	14.38	.68	(.26)	—	—		.42	(.83)	—	(.83)	13.97	13.53
2010	13.52	.89	.80	(.02)	(.01)		1.66	(.77)	(.03)	(.80)	14.38	14.10
2009	14.36	.95	(.93)	(.17)	—		(.15)	(.69)	—	(.69)	13.52	13.83

Massachusetts AMT-Free Income (NGX)
Period Ended 5/31:
2013	14.90	.55	(.31)	—	—		.24	(.59)	—	(.59)	14.55	12.90
2012	14.36	.59	.65	—	—		1.24	(.70)	—	(.70)	14.90	15.39
2011	14.71	.64	(.23)	—	—		.41	(.76)	—	(.76)	14.36	13.62
2010	13.86	.82	.79	(.03)	—		1.58	(.73)	—	(.73)	14.71	15.79
2009	14.28	.91	(.50)	(.17)	—		.24	(.66)	—	(.66)	13.86	13.15

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

52	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

(2.71)%	3.21%	$29,756	2.86%		4.09%	N/A		N/A	11%
14.21	15.45	30,124	3.09		4.41	N/A		N/A	8
1.87	3.05	27,465	3.08		4.83	3.03%		4.88%	16
7.90	12.50	28,235	1.67		6.16	1.54		6.29	11
(.04)	(.70)	26,530	1.54		7.09	1.33		7.30	1

(12.66)	1.55	39,671	3.12		3.70	N/A		N/A	20
18.74	8.82	40,630	3.16		4.03	N/A		N/A	14
(9.04)	2.89	39,158	3.07		4.38	3.01		4.44	4
26.19	11.61	40,095	1.86		5.50	1.67		5.69	1
(2.11)	2.00	37,754	1.47		6.47	1.16		6.78	0

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of January 31, 2011 and November 30, 2010, the Adviser is no longer reimbursing Massachusetts Dividend Advantage (NMB) and Massachusetts AMT-Free Income (NGX), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2013	1.56%
2012	1.68
2011	1.75
2010	.35
2009	.10

N/A	Fund no longer has a contractual reimbursement with the Adviser.

Massachusetts AMT-Free Income (NGX)
Year Ended 5/31:
2013	1.71%
2012	1.76
2011	1.81
2010	.57
2009	.09

See accompanying notes to financial statements.

Nuveen Investments	53

Financial
Highlights (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		ARPS and MTP Shares at the End of Period
	Aggregate Amount	Asset	Aggregate Amount	Asset	Asset Coverage
	Outstanding	Coverage	Outstanding	Coverage	Per $1 Liquidation
	(000)	Per $25,000 Share	(000)	Per $10 Share	Preference
Connecticut Premium Income (NTC)
Year Ended 5/31:
2013	$—	$—	$105,500	$30.88	$—
2012	—	—	36,080	32.82	—
2011	—	—	36,080	31.14	—
2010	15,725	82,389	18,300	32.96	3.30
2009	34,975	77,110	—	—	—

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2013	—	—	36,645	29.72	—
2012	—	—	36,645	30.13	—
2011	—	—	36,645	28.45	—
2010	14,400	74,863	20,210	29.95	2.99
2009	34,000	71,559	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2013		2012	2011		2010	(c)
Connecticut Premium Income (NTC)
Series 2015 (NTC PRC)
Ending Market Value per Share	$10.06		$10.05	$10.07		$10.00
Average Market Value per Share	10.07		10.08	10.04		10.02	^
Series 2016 (NTC PRD)
Ending Market Value per Share	10.07		10.10	10.00		—
Average Market Value per Share	10.11		10.06	9.88	^^	—
Series 2015 (NTC PRE) (b)
Ending Market Value per Share	10.07		—	—		—
Average Market Value per Share	10.06	Ω	—	—		—
Series 2015-1 (NTC PRF) (b)
Ending Market Value per Share	10.06		—	—		—
Average Market Value per Share	10.07	Ω	—	—		—
Series 2015-1 (NTC PRG) (b)
Ending Market Value per Share	10.08		—	—		—
Average Market Value per Share	10.08	Ω	—	—		—

Massachusetts Premium Income (NMT)
Series 2015 (NMT PRC)
Ending Market Value per Share	10.07		10.10	10.02		10.00
Average Market Value per Share	10.09		10.08	10.02		10.00	^^^
Series 2016 (NMT PRD)
Ending Market Value per Share	10.12		10.10	10.00		—
Average Market Value per Share	10.11		10.08	9.97	^^^^	—

(b)
MTP Shares issued in connection with the Reorganizations as further described in Footnote 1 – General Information and Significant Accounting Policies, Fund Reorganizations and MuniFund Term Preferred Shares.

(c)	The Fund did not issue MTP Shares prior to the fiscal year ended May 31, 2010.
^	For the period January 19, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period December 15, 2010 (first issuance date of shares) through May 31, 2011.
^^^	For the period January 21, 2010 (first issuance date of shares) through May 31, 2010.
^^^^	For the period January 20, 2011 (first issuance date of shares) through May 31, 2011.
Ω	For the period July 9, 2012 (effective date of the Reorganizations) through May 31, 2013.

54	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (a)
	Aggregate Amount	Asset	Aggregate Amount	Asset
	Outstanding	Coverage	Outstanding	Coverage
	(000)	Per $25,000 Share	(000)	Per $10 Share
Massachusetts Dividend Advantage (NMB)
Year Ended 5/31:
2013	$—	$—	$14,725	$30.21
2012	—	—	14,725	30.46
2011	—	—	14,725	28.65
2010	—	—	14,725	29.18
2009	14,250	71,544	—	—

Massachusetts AMT-Free Income (NGX)
Year Ended 5/31:
2013	—	—	22,075	27.97
2012	—	—	22,075	28.41
2011	—	—	22,075	27.74
2010	—	—	22,075	28.16
2009	20,500	71,042	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2013	2012	2011	2010(b	)
Massachusetts Dividend Advantage (NMB)
Series 2015 (NMB PRC)
Ending Market Value per Share	$10.09	$10.10	$13.53	$9.98
Average Market Value per Share	10.08	10.07	14.03	9.95	^

Massachusetts AMT-Free Income (NGX)
Series 2015 (NGX PRC)
Ending Market Value per Share	10.05	10.10	13.62	10.00
Average Market Value per Share	10.09	10.08	14.48	9.98	^^

(b)	The Fund did not issue MTP Shares prior to the fiscal year ended May 31, 2010.
^	For the period March 23, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period February 9, 2010 (first issuance date of shares) through May 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	55

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund (NTC), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB) and Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX) (each a “Fund” and collectively, the “Funds”). Common shares of Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Massachusetts Dividend Advantage (NMB) and Massachusetts AMT-Free Income (NGX) are traded on the NYSE MKT. The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Massachusetts AMT-Free Income (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Fund Reorganizations
Effective before the opening of business on July 9, 2012, certain Connecticut Funds were reorganized into the one, larger-state Fund included in this report (each a “Reorganization and collectively, the “Reorganizations”) as follows:

Acquired Funds	Acquiring Fund
Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)	Connecticut Premium Income (NTC)
(“Connecticut Dividend Advantage”)
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)
(“Connecticut Dividend Advantage 2”)
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)
(“Connecticut Dividend Advantage 3”)

The Reorganizations were approved by the shareholders of the Acquired Funds at a special meeting on May 14, 2012.

On May 23, 2013, the Funds’ Board of Trustees approved a series of reorganizations for the Massachusetts Funds included in this report. The reorganizations are intended to create one, larger-state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
Massachusetts Dividend Advantage (NMB)	Massachusetts Premium Income (NMT)
Massachusetts AMT-Free Income (NGX)

The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings later this year.

56	Nuveen Investments

Upon the closing of a reorganization, the Acquired Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. The Acquired Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Acquired Fund become shareholders of the Acquiring Fund. Holders of common shares receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which equal the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders are entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Fund receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the reorganization.

Details of the Connecticut Funds’ Reorganizations are further described in the MuniFund Term Preferred Shares section of this footnote and Footnote 8 – Fund Reorganizations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of May 31, 2013, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Nuveen Investments	57

Notes to
Financial Statements (continued)

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Massachusetts AMT-Free Income (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
The Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Each Fund’s MTP Shares are issued in one or more Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. MTP Shares trade on the NYSE/NYSE MKT.

In connection with the Connecticut Funds’ Reorganizations, holders of MTP Shares of the Acquired Funds received on a one-for-one basis newly issued MTP Shares of the Acquiring Fund, in exchange for MTP Shares of the Acquired Funds held immediately prior to the Reorganizations.

Prior to the closing of the Reorganizations, details of each the Acquired Fund’s outstanding MTP Shares were as follows:

		NYSE/		Shares Outstanding	Annual
		NYSE MKT	Shares	at $10 Per Share	Interest
	Series	Ticker	Outstanding	Liquidation Value	Rate
Connecticut Dividend Advantage (NFC)
	2015	NFC PRC	2,047,000	$20,470,000	2.60%

Connecticut Dividend Advantage 2 (NGK)
	2015	NGK PRC	1,695,000	$16,950,000	2.60%

Connecticut Dividend Advantage 3 (NGO)
	2015	NGO PRC	3,200,000	$32,000,000	2.65%

58	Nuveen Investments

As of May 31, 2013, details of each Fund’s MTP Shares outstanding were as follows:

		NYSE/		Shares Outstanding	Annual
		NYSE MKT	Shares	at $10 Per Share	Interest
	Series	Ticker	Outstanding	Liquidation Value	Rate
Connecticut Premium Income (NTC)
	2015	NTC PRC	1,830,000	$18,300,000	2.65%
	2016	NTC PRD	1,778,000	17,780,000	2.55
	2015 *	NTC PRE	2,047,000	20,470,000	2.60
	2015-1 *	NTC PRF	1,695,000	16,950,000	2.60
	2015-1 *	NTC PRG	3,200,000	32,000,000	2.65

Massachusetts Premium Income (NMT)
	2015	NMT PRC	2,021,000	$20,210,000	2.65%
	2016	NMT PRD	1,643,500	16,435,000	2.75

Massachusetts Dividend Advantage (NMB)
	2015	NMB PRC	1,472,500	$14,725,000	2.60%

Massachusetts AMT-Free Income (NGX)
	2015	NGX PRC	2,207,500	$22,075,000	2.65%

* MTP Shares issued in connection with the Reorganizations.

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE/NYSE MKT ticker symbol are as follows:

		NYSE/	Term	Optional	Premium
		NYSE MKT	Redemption	Redemption	Expiration
	Series	Ticker	Date	Date	Date
Connecticut Premium Income (NTC)
	2015	NTC PRC	February 1, 2015	February 1, 2011	January 31, 2012
	2016	NTC PRD	January 1, 2016	January 1, 2012	December 31, 2012
	2015 *	NTC PRE	April 1, 2015	April 1, 2012	March 31, 2013
	2015-1 *	NTC PRF	April 1, 2015	April 1, 2012	March 31, 2013
	2015-1 *	NTC PRG	March 1, 2015	March 1, 2012	February 28, 2013

Massachusetts Premium Income (NMT)
	2015	NMT PRC	February 1, 2015	February 1, 2011	January 31, 2012
	2016	NMT PRD	February 1, 2016	February 1, 2012	January 31, 2013

Massachusetts Dividend Advantage (NMB)
	2015	NMB PRC	April 1, 2015	April 1, 2011	March 31, 2012

Massachusetts AMT-Free Income (NGX)
	2015	NGX PRC	March 1, 2015	March 1, 2011	February 29, 2012

* MTP Shares issued in connection with the Reorganizations.

The average liquidation value for all series of MTP Shares outstanding for each Fund during the fiscal year ended May 31, 2013, was as follows:

	Connecticut		Massachusetts		Massachusetts		Massachusetts
	Premium		Premium		Dividend		AMT-Free
	Income		Income		Advantage		Income
	(NTC	)**	(NMT	)	(NMB	)	(NGX	)
Average liquidation value of MTP Shares outstanding	$98,082,521		$36,645,000		$14,725,000		$22,075,000

** Includes MTP Shares issued in connection with the Reorganizations.

Nuveen Investments	59

Notes to
Financial Statements (continued)

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended May 31, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of May 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

	Connecticut		Massachusetts		Massachusetts		Massachusetts
	Premium		Premium		Dividend		AMT-Free
	Income		Income		Advantage		Income
	(NTC	)	(NMT	)	(NMB	)	(NGX	)
Maximum exposure to Recourse Trusts	$5,085,000		$3,880,000		$1,905,000		$1,540,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2013, were as follows:

	Connecticut		Massachusetts		Massachusetts		Massachusetts
	Premium		Premium		Dividend		AMT-Free
	Income		Income		Advantage		Income
	(NTC	)	(NMT	)	(NMB	)	(NGX	)
Average floating rate obligations outstanding	$19,446,329		$1,435,000		$560,000		$340,000
Average annual interest rate and fees	0.77%		0.72%		0.72%		0.72%

60	Nuveen Investments

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are adjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Connecticut Premium Income (NTC)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$339,396,324	$—	$339,396,324

Massachusetts Premium Income (NMT)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$108,505,477	$—	$108,505,477

Nuveen Investments	61

Notes to
Financial Statements (continued)

Massachusetts Dividend Advantage (NMB)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$44,393,740	$—	$44,393,740

Massachusetts AMT-Free Income (NGX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$61,131,477	$—	$61,131,477

* Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in such derivatives, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2013.

4. Fund Shares

Common Shares
Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:
Connecticut Premium Income (NTC)
	Year	Year
	Ended	Ended
	5/31/13	5/31/12
Common shares:
Issued in the Reorganizations(1)	9,323,947	—
Issued to shareholders due to reinvestment of distributions	—	—

62	Nuveen Investments

	Massachusetts Premium Income (NMT)		Massachusetts Dividend Advantage (NMB)		Massachusetts AMT-Free Income (NGX)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/13	5/31/12	5/31/13	5/31/12	5/31/13	5/31/12
Common shares:
Issued to shareholders due to reinvestment of distributions	2,139	—	157	—	207	99

(1) Refer to Footnote 8 – Fund Reorganizations for further details.

Preferred Shares
With the exception of Connecticut Premium Income (NTC), none of the Funds had transactions in MTP Shares during the fiscal year ended May 31, 2013. None of the Funds had transactions in MTP Shares during the fiscal year ended May 31, 2012. Transactions in MTP Shares for Connecticut Premium Income (NTC) during the fiscal year ended May 31, 2013, were as follows:

	Year Ended May 31, 2013
		NYSE
	Series	Ticker	Shares	Amount
Connecticut Premium Income (NTC)
	2015 *	NTC PRE	2,047,000	$20,470,000
	2015-1 *	NTC PRF	1,695,000	16,950,000
	2015-1 *	NTC PRG	3,200,000	32,000,000
Total			6,942,000	$69,420,000

* MTP Shares issued in connection with the Reorganizations.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2013, were as follows:

	Connecticut		Massachusetts		Massachusetts		Massachusetts
	Premium		Premium		Dividend		AMT-Free
	Income		Income		Advantage		Income
	(NTC	)	(NMT	)	(NMB	)	(NGX	)
Purchases	$43,836,241		$11,746,373		$5,657,471		$12,307,171
Sales and maturities	37,065,633		11,114,290		4,729,768		13,402,379

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of May 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Connecticut		Massachusetts		Massachusetts		Massachusetts
	Premium		Premium		Dividend		AMT-Free
	Income		Income		Advantage		Income
	(NTC	)	(NMT	)	(NMB	)	(NGX	)
Cost of investments	$303,958,035		$101,047,954		$41,365,570		$58,691,407
Gross unrealized:
Appreciation	$18,776,003		$6,550,786		$2,742,150		$2,369,227
Depreciation	(2,707,731)		(528,014)		(274,284)		(269,108)
Net unrealized appreciation (depreciation) of investments	$16,068,272		$6,022,772		$2,467,866		$2,100,119

Nuveen Investments	63

Notes to
Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, and reorganization adjustments resulted in reclassifications among the Funds’ components of Common share net assets as of May 31, 2013, the Funds’ tax year end, as follows:

	Connecticut	Massachusetts	Massachusetts		Massachusetts
	Premium	Premium	Dividend		AMT-Free
	Income	Income	Advantage		Income
	(NTC )	(NMT )	(NMB	)	(NGX	)
Paid-in surplus	$(255,267)	$(175,232)	$(92,615)		$(113,267)
Undistributed (Over-distribution of) net investment income	639,293	214,647	89,391		113,041
Accumulated net realized gain (loss)	(384,026)	(39,415)	3,224		226

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2013, the Funds’ tax year end, were as follows:

	Connecticut		Massachusetts		Massachusetts		Massachusetts
	Premium		Premium		Dividend		AMT-Free
	Income		Income		Advantage		Income
	(NTC	)	(NMT	)	(NMB	)	(NGX	)
Undistributed net tax-exempt income1	$1,453,717		$709,098		$122,502		$143,508
Undistributed net ordinary income2	—		28,704		22,130		—
Undistributed net long-term capital gains	61,936		30,760		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared May 1, 2013, paid on June 3, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2013 and May 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Connecticut		Massachusetts		Massachusetts		Massachusetts
	Premium		Premium		Dividend		AMT-Free
	Income		Income		Advantage		Income
2013	(NTC	)	(NMT	)	(NMB	)	(NGX	)
Distributions from net tax-exempt income3	$11,169,879		$4,349,213		$1,715,662		$2,198,169
Distributions from net ordinary income2	25,943		41,541		—		—
Distributions from net long-term capital gains4	79,365		244,947		—		—

	Connecticut		Massachusetts		Massachusetts		Massachusetts
	Premium		Premium		Dividend		AMT-Free
	Income		Income		Advantage		Income
2012	(NTC	)	(NMT	)	(NMB	)	(NGX	)
Distributions from net tax-exempt income	$4,736,774		$4,683,212		$1,892,509		$2,522,521
Distributions from net ordinary income2	—		—		2		—
Distributions from net long-term capital gains	225,331		243,992		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2013, as Exempt Interest Dividends.
4
The Funds designate as long term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for tax year ended May 31, 2013.

64	Nuveen Investments

As of May 31, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

	Massachusetts		Massachusetts
	Dividend		AMT-Free
	Advantage		Income
	(NMB	)	(NGX	)
Expiration:
May 31, 2014	$—		$221,405
May 31, 2017	—		215,629
May 31, 2018	—		24,486
May 31, 2019	44,128		18,813
Not subject to expiration:
Short-term losses	—		—
Long-term losses	276,528		—
Total	$320,656		$480,333

During the Funds’ tax year ended May 31, 2013, the following Funds utilized capital loss carryforwards as follows:

	Connecticut		Massachusetts
	Premium		AMT-Free
	Income		Income
	(NTC	)	(NGX	)
Utilized capital loss carryforwards	$200,324		$151,947

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Connecticut Premium Income (NTC)
Massachusetts Premium Income (NMT)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Massachusetts Dividend Advantage (NMB)
Massachusetts AMT-Free Income (NGX)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

Nuveen Investments	65

Notes to
Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2013, the complex-level fee rate for each of these Funds was .1661%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Reorganizations
The following Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of each Reorganization were as follows:

	Connecticut		Connecticut		Connecticut
	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
	(NFC	)	(NGK	)	(NGO	)
Cost of investments	$53,725,277		$47,360,196		$88,892,426
Fair value of investments	57,605,903		50,542,181		94,081,645
Net unrealized appreciation (depreciation) of investments	3,880,626		3,181,985		5,189,219

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and net asset value (“NAV”) per Common share immediately before and after the Reorganizations are as follows:

66	Nuveen Investments

	Connecticut		Connecticut		Connecticut
	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
Acquired Funds – Prior to Reorganizations	(NFC	)	(NGK	)	(NGO	)
Common shares outstanding	2,586,685		2,320,671		4,367,134
Net assets applicable to Common shares	$40,328,665		$35,794,932		$66,079,447
NAV per Common share outstanding	$15.59		$15.42		$15.13

	Connecticut
	Premium
	Income
Acquiring Fund – Prior to Reorganizations	(NTC	)
Common shares outstanding	5,365,029
Net assets applicable to Common shares	$81,824,227
NAV per Common share outstanding	$15.25

	Connecticut
	Premium
	Income
Acquiring Fund – Post Reorganizations	(NTC	)
Common shares outstanding	14,688,976
Net assets applicable to Common shares	$224,027,271
NAV per Common share outstanding	$15.25

The beginning of the Acquired Funds’ current fiscal period was June 1, 2012. Assuming the Reorganizations had been completed on June 1, 2012, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the fiscal year ended May 31, 2013, are as follows:

	Connecticut
	Premium
	Income
Acquiring Fund – Pro Forma Results of Operations	(NTC	)
Net investment income (loss)	$9,158,113
Net realized and unrealized gains (losses)	(3,883,225)
Change in net assets resulting from operations	$5,274,888

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations during the fiscal year ended May 31, 2012.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	67

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:
■	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	210

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	210

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
210

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
210

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; member, Mid-America Health System; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	210

68	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:
■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	210

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	210

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	210

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					210

Interested Board Member:
■	JOHN P. AMBOIAN(2) 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	210

Nuveen Investments	69

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds:
■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					210

■	WILLIAM ADAMS IV 1955 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	103

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	210

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	210

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	210

70	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds:
■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					210

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	210

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	210

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					210

Nuveen Investments	71

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:
■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	210

(1)
Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

72	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the

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Approval Process (Unaudited) (continued)

business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Advisor’s investment teams in Minneapolis in September 2012, and the Sub-Advisor’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

74	Nuveen Investments

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: developing materials covering the Nuveen closed-end Fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisors throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three-and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds (including each of the Funds) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and

76	Nuveen Investments

guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, given that, as noted above, the Performance Peer Group for each Fund was classified as irrelevant, limiting the usefulness of the peer comparison data, the Board also considered the Funds’ performance compared to their respective benchmarks and noted that, except for the Nuveen Massachusetts AMT-Free Municipal Income Fund (the “Massachusetts AMT-Free Fund”), each Fund had outperformed its benchmark over the one-, three- and five-year periods. Although the Massachusetts AMT-Free Fund underperformed its benchmark in the one-, three- and five-year periods, the Board recognized that such Fund’s prior insurance mandate had detracted from performance and that such mandate has been recently removed.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Nuveen Massachusetts Premium Income Municipal Fund had a net management fee in line with and a net expense ratio (including fee waivers and expense reimbursements) below its peer averages. In addition, they noted that the Massachusetts AMT-Free Fund had a slightly higher net management fee and net expense ratio compared to its peer averages (generally due in part to certain limitations within the peer group). Finally, the Independent Board Members noted that the Nuveen Connecticut Premium

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Income Municipal Fund and the Nuveen Massachusetts Dividend Advantage Municipal Fund each had a net expense ratio that was slightly higher or higher than its respective peer average, but a net management fee in line with its respective peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-advisor (which, in the case of the Funds, is an affiliated sub-advisor), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor. In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor. The Independent Board Members reviewed information regarding the nature of services provided by the Advisor, including through the Sub-Advisor, and the range of fees and average fee the Sub-Advisor assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Advisor are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including

78	Nuveen Investments

the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisors affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-advisor’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisors. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

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Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Advisor. Accordingly, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Advisor may engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Advisor may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Advisor may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Advisor to manage the Fund. The Independent Board Members noted that the Sub-Advisor’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

80	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	81

Reinvest Automatically,
Easily and Conveniently (continued)

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

82	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

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Glossary of Terms
Used in this Report (continued)

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Connecticut Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Connecticut municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Massachusetts Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Massachusetts municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

84	Nuveen Investments

Notes

Nuveen Investments	85

Notes

86	Nuveen Investments

Additional Fund Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NTC	—
NMT	—
NMB	—
NGX	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-B-0513D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Connecticut Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
May 31, 2013	$22,250	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2012	$21,200	$1,980	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2013	$ 0	$ 0	$ 0	$ 0
May 31, 2012	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Michael Hamilton	Nuveen Connecticut Premium Income Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Michael Hamilton	Registered Investment Company	9	$1.471 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$133 million
*	Assets are as of May 31, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay.  Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of May 31, 2013, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Michael Hamilton	Nuveen Connecticut Premium Income Municipal Fund	$0	$10,001-$50,000

PORTFOLIO MANAGER BIO:

Michael Hamilton, Senior Vice President of Nuveen Asset Management, manages several municipal funds.  He joined Nuveen Asset Management on January 1, 2011 in connection with Nuveen Fund Advisors acquiring a portion of the asset management business of FAF Advisors.  He began working in the financial industry when he joined FAF Advisors in 1989, as a fixed-income fund manager and trader.  He became a portfolio manager in 1992. He received a B.A. from Albertson’s College of Idaho and an M.B.A. from Western Washington University. He is a member of the Portland Society of Financial Analysts. Currently, he manages investments for 10 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Connecticut Premium Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 8, 2013